Goodwill and Intangible Assets, Net - Amortization Expense on Definite-Lived Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Goodwill And Intangible Assets Disclosure [Abstract]
Cost of service	$ 1,609	$ 1,609	$ 1,609
Amortization of definite-lived purchased intangible assets	34,543	50,535	65,958
Total	$ 36,152	$ 52,144	$ 67,567